                                                                    Exhibit 23.5

                                                [LOGO OF AIRCLAIMS APPEARS HERE]

Our Ref:     ROW/kw

USAir Inc.                                               27 June, 1996
2345 Crystal Drive
Arlington
Virginia 22227
USA


Ladies and Gentleman

Airclaims Limited consents to the inclusion of our appraisal report, dated 31 December, 1995, regarding nine Boeing 757-2B7 aircraft to be referred to within, or included as an exhibit to, any registration statement that may be filed by USAir, Inc. with the Securities and Exchange Commission in connection with or related to the financing or refinancing of such aircraft.

Very truly yours,

/s/ Richard Owen Walker

Richard Owen Walker
Aviation Analyst
Appraiser - International Society of Transport Aircraft Trading

[LOGO OF AIRCRAFT INFORMATION SERVICES, INC. APPEARS HERE]

USAir Inc.
2345 Crystal Drive
Arlington, Virginia 22227


Ladies and Gentlemen:

Aircraft Information Services, Inc. ("AISI") consents to the inclusion of our appraisal report, dated 31 December, 1995, regarding nine Boeing 757-2B7 aircraft, to be referred to within, or included as an exhibit to, any registration statement that may be filed by USAir, Inc. with the Securities and Exchange Commission in connection with or related to the financing or refinancing of such aircraft.

Very truly yours,

/s/ Fred E. Bearden

Fred E. Bearden
President

                   [LOGO OF BK ASSOCIATES INC. APPEARS HERE]
                            1295 Northern Boulevard
                           Manhasset, New York 11030
                      (516) 365-6272 . Fax (516) 365-6287




                                        June 26, 1996

USAir Inc.
2345 Crystal Drive
Arlington, VA 22227


Ladies & Gentlemen:

BK Associates, Inc. consents to the inclusion of our appraisal report, dated December 31,
1995, regarding nine Boeing 757-2B7 aircraft, to be referred to within, or included as an exhibit to, any registration statement that may be filed by USAir, Inc. with the Securities and Exchange Commission in connection with or related to the financing or refinancing of such aircraft.

                                        Sincerely yours,

                                        BK ASSOCIATES, INC.

                                        /s/ William H. Bath

                                        William H. Bath
                                        President
                                        ISTAT Certified Senior Appraiser